UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 3, 2010 (May 28, 2010)

ZIONS BANCORPORATION
(Exact name of registrant as specified in its charter)

UTAH	001-12307	87-0227400
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE SOUTH MAIN, 15th FLOOR, SALT LAKE CITY, UTAH	84133
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 801-524-4787

N/A
(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 5.07                                Submission of Matters to a Vote of Security Holders

Zions Bancorporation (the “Company”) held its Annual Meeting of the Stockholders on May 28, 2010. At the meeting, stockholders elected three directors for the term of one year. In addition, stockholders approved the amendment to the Company’s Restated Articles of Incorporation to increase the number of authorized preferred shares with a corresponding increase in its number of authorized shares; ratified the appointment of Ernst & Young LLP as the Company’s independent auditor; approved, on a non binding advisory basis, the compensation paid to the Company’s executive officers named in the proxy statement with respect to the fiscal year ended December 31, 2009; voted against a proposal that the Board adopt a policy to separate the positions of Chairman of the Board and CEO; and voted against a shareholder proposal that the Board adopt a “Say on Pay” policy. A shareholder proposal that the Board adopt a policy prohibiting employment discrimination based on sexual orientation or gender identity or expression was withdrawn and was not presented for a vote.

The results were as follows:

1. Election of three (3) director nominees for a one-year term.

Director	Votes For	Votes Against	Abstentions
Roger B. Porter	103,520,241	8,315,379	20,462,468
L. E. Simmons	106,509,558	5,332,659	20,455,871
Steven C. Wheelwright	106,813,725	5,028,540	20,455,823

2. Approval of amendment to the Company’s Restated Articles of Incorporation to increase the number of authorized preferred shares with a corresponding increase in the number of authorized shares.

Votes For                                Votes Against                                           Abstentions
86,095,488                                        25,831,482                                              20,371,118

3. Ratification of the appointment of Ernst & Young LLP as the Company’s Independent Auditor.

Votes For                                Votes Against                                           Abstentions
30,334,215                                          1,747,298                                                   216,575

4. Approval, on a nonbinding advisory basis, of the compensation paid to the company’s executive officers named in the proxy statement with respect to the fiscal year ended December 31, 2009.

 Votes For                                Votes Against                                           Abstentions
 26,599,183                                          3,946,484                                                1,752,421

5. Shareholder proposal that the Board adopt a policy prohibiting employment discrimination based on sexual orientation or gender identity or expression was withdrawn and was not presented for a vote.

6. Shareholder proposal that the Board adopt a policy to separate the positions of Chairman of the Board and CEO.

Votes For                                Votes Against                                           Abstentions
  5,843,856                                        65,692,164                                              20,762,068

7. Shareholder proposal that the Board adopt a “Say on Pay” policy.

Votes For                                Votes Against                                           Abstentions
33,306,970                                        70,524,728                                              28,466,390

Item 9.01                                Exhibits

     Set forth below is a list of Exhibits included as part of this Current Report:

3.1     Amendment to the Company’s Restated Articles of Incorporation, filed with the Utah Division of Corporations and Commercial Code on June 2, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIONS BANCORPORATION

Date: June 3, 2010	By:	/s/ THOMAS E. LAURSEN
Name: Thomas E. Laursen
Title: Executive Vice President and General Counsel